UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5757 N. Green Bay Avenue, P.O. Box 591

Milwaukee, Wisconsin 53201-0591

(Address of principal executive offices, including zip code)

(414) 524-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 1.01 Entry into a Material Definitive Agreement

On January 10, 2005, Johnson Controls, Inc. entered into an agreement to sell its engine electronics business to Valeo. A copy of the press release is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99 Press release issued by the registrant on January 10, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
Date: January 10, 2005	By:	/s/ Frank A. Voltolina
Frank A. Voltolina
Vice President and Corporate Treasurer

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